SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: Jan 12, 2005


                           LIMELIGHT MEDIA GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       NEVADA                          0-09358                   88-0441338
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


  8000 CENTERVIEW PARKWAY, SUITE 115, MEMPHIS, TN                   38018
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     (Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (901) 757-0195
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ITEM 7.01.  REGULATION FD DISCLOSURE

ITEM 1:

On Feb 17, 2004, Limelight Media Group, Inc entered into a Convertible Debenture in the amount of $500,000 with Cornell Capital Partners, LP. Effective, Jan 10, 2005, the Convertible Debenture has been formally concluded. Limelight Media Group, Inc. has no outstanding balance due to Cornell Capital Partners, LP under the Convertible Debenture Agreement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Jan 12, 2005                            LIMELIGHT MEDIA GROUP, INC.


                                              By: /s/ David V. Lott
                                                  ------------------------------
                                                  Name: David V. Lott
                                                  Its:  Director


                                              By: /s/ Phil Worack
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                                                  Name: Phil Worack
                                                  Its:  Director


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